UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

November 30, 2011
Date of Report (Date of earliest event reported)

PRECISION CASTPARTS CORP.
(Exact name of registrant as specified in its charter)

Oregon	1-10348	93-0460598
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4650 S.W. Macadam Avenue
Suite 400
Portland, Oregon 97239-4254
(Address of principal executive offices)

(503) 946-4800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On November 30, 2011, Precision Castparts Corp. (the “Company”) entered into a Credit Agreement (the “New Credit Agreement”) with Bank of America, N.A. as Administrative Agent, Swing Line Lender and L/C Issuer, Wells Fargo Bank, National Association and Citibank, N.A., as Syndication Agents, and other lenders from time to time party thereto (collectively the “Lenders”). On the same day, the Company also terminated its prior Credit Agreement with Bank of America, N.A. and the other lenders under such agreement (the “Prior Credit Agreement”). The New Credit Agreement consists of a five-year, $1.0 billion revolving credit facility (with a $500 million increase option, subject to approval of the Lenders) maturing during November, 2016, unless extended pursuant to two 364-day extension options (subject to approval of the Lenders). The New Credit Agreement contains customary representations and warranties, events of default, and financial and other covenants.
The interest rate and facility fee under the New Credit Agreement will vary depending upon the Company's debt ratings.  The New Credit Agreement is not guaranteed by the Company's subsidiaries, although subsidiary guarantees may be required under the New Credit Agreement in the future if the Company incurs guaranteed debt outside of the New Credit Agreement.
The foregoing summary description of the New Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the New Credit Agreement, which is filed as Exhibit 10.1 hereto and incorporated by reference.

ITEM 1.02.	TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

In connection with and at the time the Company entered into the New Credit Agreement on November 30, 2011, the Prior Credit Agreement (as defined and described in Item 1.01 above) originally scheduled to expire on May 16, 2012, was terminated.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits
10.1    Credit Agreement, dated November 30, 2011, by and among Precision Castparts Corp., Bank of America, N.A. as Administrative Agent, Swing Line Lender and L/C Issuer, Wells Fargo Bank, National Association and Citibank, N.A., as Syndication Agents, and the other lenders from time to time party thereto.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRECISION CASTPARTS CORP.

Date:	December 2, 2011	By:	/s/ Shawn R. Hagel
		Name:	Shawn R. Hagel
		Title:	Senior Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 10.1
Credit Agreement, dated November 30, 2011, by and among Precision Castparts Corp., Bank of America, N.A. as Administrative Agent, Swing Line Lender and L/C Issuer, Wells Fargo Bank, National Association and Citibank, N.A., as Syndication Agents, and the other lenders from time to time party thereto.